SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 2, 2004

                              SYSCAN IMAGING, INC.
                (Formerly known as BankEngine Technologies, Inc.)
             (Exact name of registrant as specified in its charter)


DELAWARE                         000-27773                       59-3134518
--------                         ---------                       ----------
(State of Incorporation)   (Commission File Number)             (IRS Employer
                                                             Identification No.)



                         1754 TECHNOLOGY DR., SUITE 129
                           SAN JOSE, CALIFORNIA 95110
          (Address of principal executive offices, including zip code)

                                 (408) 436-9888
              (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Business Acquired

On April 2, 2004, Syscan Imaging, Inc. (formerly BankEngine Technologies, Inc.) (the "Company") completed the acquisition of Syscan, Inc. ("SI") pursuant to a share exchange agreement entered into on March 29, 2004, between the Company, Michael J. Xirinachs, the majority shareholder of the Company, SI and Syscan Imaging Limited, the sole shareholder of SI. This Amended Current Report on Form 8-K amends Item 7(a) of the Form 8-K filed on April 19, 2004, by attaching hereto as exhibit 99.2 and incorporating herein by reference the audited consolidated financial statements of Syscan, Inc. and Subsidiaries for the years ended December 31, 2003 and 2002.


(b)   Pro Forma Financial Information

On April 2, 2004, Syscan Imaging, Inc. (the "Company") completed the acquisition of Syscan, Inc. ("SI") pursuant to a share exchange agreement entered into on March 29, 2004, between the Company, Michael J. Xirinachs, the majority shareholder of the Company, SI and Syscan Imaging Limited, the sole shareholder of SI. This Amended Current Report on Form 8-K amends Item 7(b) of the Form 8-K filed on April 19, 2004, by attaching hereto as exhibit 99.3 and incorporating herein by reference the unaudited pro forma consolidated financial information of the Company and Syscan, Inc.



(c)  Exhibits

23.1   Consent of Independent Registered Public Accounting Firm
99.2   Syscan, Inc. and Subsidiaries - Audited Consolidated Financial Statements
99.3 Unaudited Pro Forma Consolidated Financial Information of the Company and Syscan, Inc.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                         SYSCAN IMAGING, INC.

Dated: June 14, 2004                     By:    /S/ DARWIN HU
                                            ------------------------
                                         Name:  Darwin Hu
                                         Title: Chairman, CEO and President